Disciplined Growth Investor Presentation March 25, 2014

This presentation contains forward looking statements made by management and may contain words such as “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate”, and “objective” or similar terminology, or the negative thereof, concerning the Company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. These risks and uncertainties, some of which are beyond the Company’s control, include the cyclical nature of the Company’s industrial, municipal, governmental and commercial markets; domestic and foreign governmental policy changes; restrictive debt covenants; availability of credit and third- party financing for customers; our ability to anticipate and meet customer demands for new products and product enhancements and the resulting products generating sufficient revenues to justify research and development expenses; our incurrence of restructuring and impairment charges as we continue to evaluate opportunities to restructure our business; highly competitive markets; increased product liability, warranty, recall claims, client service interruptions and other lawsuits and claims; technological advances by competitors; disruptions in the supply of parts and components from suppliers and subcontractors; attraction and retention of key personnel; disruptions within our dealer network; work stoppages and other labor relations matters; increased pension funding requirements and expenses beyond our control; costs of compliance with environmental and safety regulations; our ability to use net operating loss (“NOL”) carryovers to reduce future tax payments; charges related to goodwill; our ability to expand our business through successful future acquisitions; and unknown or unexpected contingencies in our existing business or in businesses acquired by us. These risks and uncertainties include, but are not limited to, the risk factors described under Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K and in other filings with the SEC. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on its financial position or results of operations. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. This presentation also contains certain non-GAAP financial measures. Such measures should not be viewed as a substitute for GAAP financial measures, and a reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and in the Appendix to this presentation. 2 Safe Harbor Statement

3 Agenda  Management  Company overview  Investment case  Recent progress and accomplishments  Growth strategy  Segments and products  Corporate initiatives and goals  Financial results and outlook

Experienced Management Team Dennis Martin, President and Chief Executive Officer  President and Chief Executive Officer since October 2010  Previously served as Chairman, President and CEO of General Binding Corporation  35+ years operational and leadership experience, primarily at Illinois Tool Works and Ingersoll-Rand 4 Brian Cooper, SVP and Chief Financial Officer  Appointed Chief Financial Officer May 28, 2013  Chief Financial Officer of Westell Technologies, Inc. from 2009-2013  Previously with Fellowes, Inc. (CFO), United Stationers, Borg-Warner Security and Amoco  Strong treasury, financial, M&A and strategic background Jennifer Sherman, SVP, Chief Administrative Officer, General Counsel and Secretary  Chief Administrative Officer since November 2010, Secretary and General Counsel since March 2004  Operating executive for Safety and Security Systems Group  Joined Federal Signal in 1994 as Corporate Counsel

5 Federal Signal Overview  Founded in 1901, joined NYSE in 1969 (“FSS”)  Safety, security and environmental products and services that protect people and our planet  Environmental Solutions Group (ESG)  Safety & Security Systems Group (SSG)  Fire Rescue Group (FRG)  Recently restructured for growth and profitability  $851 million revenue, $71 million operating income  $926 million market capitalization (12/31/13)  Increasing global presence and customer base  Leading brands serving municipal, governmental, industrial and commercial markets  Diversified manufacturing, 11 facilities in 6 countries  Over 3,000 customers in more than 100 countries  Employees: ≈2,600 worldwide Company Overview 2013 Net Sales by Segment, $ Millions Valuable Brands Environmental Solutions Group 56% Safety & Security Systems Group 28% Fire Rescue Group 16% $474 $239 $138

 Well-defined market position in critical infrastructure markets  Unparalleled brand equity and distribution franchise in core markets  Strengthened balance sheet, profitability and free cash flow – Can fund organic and inorganic growth, and opportunities to drive shareholder value  Flexible manufacturing capacity ready to deliver higher revenues and profits  Favorable long-term market dynamics – Aging public infrastructure – Improving municipal markets – Industrial markets opportunities – Growing investments to support energy sector – Security solutions to address man-made and natural disasters  Management execution – Management depth in sales, marketing, engineering and operations – Successful focus on “80/20” continuous improvement 6 Investment Case

7 Recent Progress and Accomplishments  Major repositioning with 2012 sale of FSTech  Debt refinancing to improve balance sheet and interest costs  80/20 focus and continuous improvement • Lean manufacturing efficiencies • Customer prioritization and pricing • Working capital efficiency targets  Investments to promote growth and innovation • Additional engineering resources at Jetstream • Jetstream plant capacity expansions • Paint and cutting systems and new lines at Vactor • New plant layouts and other lean improvements at Bronto • Innovation initiative  Significant turnaround in financial performance

Margin Expansion and Debt Reduction 8 Continued Progress on Operating Margin Targets * Business Segment FY 2011 Operating Margin FY 2012 Operating Margin FY 2013 Operating Margin Margin Targets ESG 6.8% 9.8% 12.3% 11% - 13% SSG 9.7% 12.0% 11.3% 14% - 16% FRG 6.0% 6.6% 6.5% 10% - 12% *Operating margin excludes the impact of restructuring charges in all periods 2.7% 4.8% 6.6% 8.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2010 2011 2012 2013 Op era tin g M arg in To tal FS C C on tin uin g O pe rat ion s 11.0 4.8 2.4 1.1 - 2.0 4.0 6.0 8 10.0 12.0 2010 2011 2012 2013 To tal De bt/ Ad jus ted EB ITD A Complemented by Declining Leverage

9 Growth Strategy Geographic Expansion • Jetstream and Industrial Systems in the Asia Pacific and Middle East • Export markets from U.S. • Bronto in North America New Markets for Existing Products • Waterblasting • Hydro-excavation • Security systems New Product Development and Acquisitions • Innovation program • Leverage use of established platforms

10 Growth Markets and Opportunities  Developing growth product areas • Vactor (hydro-excavation and sewer cleaning) • Jetstream (waterblasting) • Industrial Systems (integrated communication safety systems) These areas aggregate to ≈50% of total revenue *  Other markets • Industrial uses for high-reach lifts (Bronto) • Recovering U.S. municipal spending (Elgin, among others) • Recovering government spending in Europe (Bronto, Vama) • Expanding industrial energy and utility use (Jetstream, Vactor) • International waterblasting market share (Jetstream) • Oil-field environmental protection and clean-up (Vactor) • Price-competitive product introductions in ambulance and other safety markets (Safety and Security Systems Group) * (as of 12/31/13)

Business Unit Industrial Order Mix* Success Factors in Increasing Industrial Mix U.S. Industrial Systems 60% • Extending leadership in public warning systems in commercial markets • Building global distribution capabilities Global Jetstream 100% • Global channel development • New product and application development Global Bronto 24% • North American distribution • Further exploit utility markets • Increasing orders from industrial customers U.S. Vactor 47% • Continued investment in efficient capacity • Leverage new application successes (especially hydro-excavation) 11 Industrial Business Growth Areas * Industrial order mix includes fiscal years 2011 through 2013. Success factors complemented by targeted product line acquisitions  Goal is to grow sales into industrial markets faster than into municipal markets  Industrial markets offer greater growth potential and higher margins

12 Federal Signal Segments Environmental Systems (ESG) Products Geographic Mix 2013 Revenue  Elgin street sweepers  Vactor truck-mounted sewer cleaners, hydro-excavators, and industrial vacuum trucks  Jetstream waterblasters  FS Depot and FS Solutions – parts and service deliveries and rental centers $474M (56% of sales) $239M (28% of sales) $138M (16% of sales) Fire Rescue (FRG)  High-reach aerial lift access platforms for fire rescue and wind turbine maintenance, utilities and other industrial applications Safety and Security (SSG)  Vehicle lights and sirens (U.S. and Vama)  Indoor and outdoor mass warning and notification systems (Industrial Systems and Alerting & Notification Systems)  Victor mining and electrical safety equipment Non-US 20% ≈30-50% U.S. Range, avg. ≈30% U.S. ≈50% Globally Representative Market Share Non-U.S. 17% U.S. 83% Non-U.S. 41% U.S. 59% Non-U.S. 91% U.S. 9%

13 Diversified Product Mix

Hydro-Excavation Hydro-excavating through ice with hot water 14

Waterblasting Hydro-demolition, hydro-cleaning and high pressure cleaning 15

Industrial Systems Integrated Communications 16 SmartMsg Enabled Systems ICS Integrated Command Solutions Indoor Warning Systems Public Address/General Alarm Public Safety Software Systems Outdoor Warning Systems Interoperable Communications Citizen Alerting Systems

Consolidated Historical Financial Performance 17 ($ in millions) 2010 2011 2012 2013 Net Sales $ 633.1 $ 688.7 $ 803.2 $ 851.3 % Growth — 8.8% 16.6% 6.0% Cost of Sales 482.2 533.3 613.4 646.2 Gross Profit $ 150.9 $ 155.4 $ 189.8 $ 205.1 % Margin 23.8% 22.6% 23.6% 24.1% Operating Expenses 138.5 122.2 138.3 134.5 Operating Income $ 12.4 $ 33.2 $ 51.5 $ 70.6 % Margin 2.0% 4.8% 6.4% 8.3% Interest Expense 10.2 16.4 21.4 8.8 Other Expense 1.2 0.2 4.2 8.8 Pretax Income $ 1.0 $ 16.6 $ 25.9 $ 53.0 * Consolidated financial results reflect only continuing operations of the Company.

Corporate Initiatives and Goals 18 Initiative Goal 1 Disciplined Growth: - Organic Initiatives - Targeted Acquisitions • • Consistent high single digit operating income and EPS growth Sequential improvement in the share of revenue from new markets and products 2 Leverage our Invested Capital • Sequential year over year improvement on return of invested capital • Revenue Mix: - 60% Industrial - 40% Municipal Revenue • Operating Margin Targets: - FSC (Consolidated) - 10% - ESG - 11-13% - SSG - 14-16% - FRG - 10-12% 3 Diversification of our Customer Base 4 Improve Manufacturing Efficiencies/Optimize Costs How Do We Deliver Long-Term Sustainable Growth?

EPS Trends 19 Key Areas of Focus  Progress toward margin targets at Bronto and SSG  Capacity expansion and growth at ESG (Vactor, Jetstream)  Accelerate growth in industrial markets  Deliver increased value to shareholders Adjusted Earnings Per Share * * Adjusted EPS excludes the effects of restructuring charges, debt settlement charges, and special tax items, and reflects only the continuing operations of the Company. A reconciliation of adjusted earnings per share is included in Appendix 1. 0.21 0.43 0.96 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 YR 2011 YR 2012 YR 2013 $ per share

Normalized Earnings per Share 20 To facilitate comparisons to 2014, normalized earnings for 2013 are $0.67 per share, which is computed by excluding special tax items, the impacts of restructuring and debt settlement charges and applying a 32% income tax rate. Our effective book tax rate is expected to increase to approximately 32% in 2014 as a result of the Company no longer being in a full deferred tax valuation allowance position in the U.S. after 2013. The Company's cash tax payment obligations are not impacted by this change. A reconciliation of normalized earnings per share is included in Appendix 2. 2013 2014 Normalized EPS of $0.67 EPS target of at least $0.79 • Adjusted for: • Improvement of 18% or more - 32% tax rate • Upside based on market conditions - restructuring charges - debt settlement charges

Building Equity in Our Brands 21

Appendix 1: Adjusted Earnings per Share * 22 * The financial measures presented above are unaudited and are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non- GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations below, and to provide an additional measure of performance which management considers in operating the business. Adjusted Earnings from Continuing Operations 2011 As reported 160.2$ 22.0$ 13.1$ Add/(Less): Restructuring Charges, net of tax 0.7 1.4 ‒‒ Debt settlement charges, net of tax 8.5 3.5 ‒‒ Special tax items (102.0) ‒‒ ‒‒ Tax planning benefits (6.7) ‒‒ ‒‒ Adjusted 60.7$ 26.9$ 13.1$ Diluted Adjusted Earnings per Share from Continuing Operations 2011 As reported 2.53$ 0.35$ 0.21$ Add/(Less): Restructuring Charges, net of tax 0.01 0.02 ‒‒ Debt ettlement charges, net of tax 0.14 0.06 ‒‒ Special tax items (1.61) ‒‒ ‒‒ Tax planning benefits (0.11) ‒‒ ‒‒ Adjusted 0.96$ 0.43$ 0.21$ 2013 2012 2013 2012

Appendix 2: Normalized Earnings per Share * 23 in Millions Diluted EPS Income from continuing operations 160.2$ 2.53$ Less: Income tax benefit 107.2 1.70$ Income before income taxes 53.0 0.84$ Add: Restructuring charges 0.7 0.01$ Debt settlement charges 8.7 0.14$ Adjusted income before income taxes 62.4 0.99$ Tax expense (at 32%) (20.1) (0.32)$ Normalized net income from continuing operations 42.3$ 0.67$ Twelve Months Ended December 31, 2013 * The financial measures presented above are unaudited and are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non- GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations below, and to provide an additional measure of performance which management considers in operating the business.